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                             U N I T E D  S T A T E S
                    S E C U R I T I E S  A N D  E X C H A N G E
                              C O M M I S S I O N
                       W A S H I N G T O N,  D C  2 0 5 4 9


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 1999




                                 NOVACARE, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                        1-10875                         13-3247827
        (State or other jurisdiction of    (Commission file number)   (I.R.S. Employer Identification No.)
                incorporation)

  1016 W. NINTH AVENUE, KING OF PRUSSIA, PA                                          19406
      (Address of principal executive office)                                      (Zip code)

                  Registrant's telephone number: (610) 992-7200


              (Former name, former address and former fiscal year,
                         if changed since last report.)


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                                   Page 1 of 8

                         NOVACARE, INC. AND SUBSIDIARIES


     NovaCare, Inc., (the "Registrant" or the "Company") is amending its form 8-K filed July 14, 1999 to revise certain disclosures included in Item 7(b). Pro Forma Financial Information and deletion of unaudited Pro Forma Condensed Consolidated Statements Operations for the fiscal years ended June 30, 1997 and 1996 and for the nine months ended March 31, 1998. This amendment also includes the elimination of the pro forma adjustments for support costs previously assigned to the Long-term Care Services business and changes to the resultant income tax expense.

ITEM 7(b). PRO FORMA FINANCIAL INFORMATION.

         The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended June 30, 1998 and the nine months ended March 31, 1999 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 are based on the historical consolidated financial statements of the Registrant adjusted to reflect the dispositions of the Registrant's Long-term Care Services business and Orthotic & Prosthetic business ("O&P"). The Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the above disposition occurred as of the beginning of the respective periods presented and the Pro Forma Condensed Consolidated Balance Sheet has been prepared assuming that the dispositions occurred as of March 31, 1999.

         The Pro Forma Financial Information does not purport to present what the Registrant's results of operations or financial position would have been had the dispositions occurred as of the beginning of the respective periods or March 31, 1999, as the case may be, or to project the Registrant's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

         The Pro Forma Financial Information should be read in conjunction with the Registrant's Consolidated Financial Statements.


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
                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     HISTORICAL
                                                  RESULTS FOR THE
                                                    NINE MONTHS       PRO FORMA        PRO FORMA         PRO FORMA       PRO FORMA
                                                       ENDED       ADJUSTMENTS FOR        AS          ADJUSTMENTS FOR       AS
                                                  MARCH 31, 1999   THE SALE OF LTC     ADJUSTED       THE SALE OF O&P    ADJUSTED
                                                 ----------------  ---------------    -----------     ---------------   -----------
  NET REVENUES ................................     $ 1,398,830      $317,417 (a)     $ 1,081,413      $209,442 (c)    $   871,971
  COST OF SERVICES ............................       1,183,863       257,824 (a)         926,039       155,753 (c)        770,286
                                                    -----------      --------         -----------      --------        -----------

       GROSS PROFIT ...........................         214,967        59,593             155,374        53,689            101,685

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES ...................         158,223        34,311 (a)         123,912         8,915 (c)        114,997
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS ..................................          23,439         5,105 (a)          18,334         4,177 (c)         14,157
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED ....................          18,789         1,730 (a)          17,059         5,538 (c)         11,521
  PROVISION FOR RESTRUCTURE ...................         129,747        98,647 (a)          31,100          --               31,100
                                                    -----------      --------         -----------      --------        -----------
       INCOME (LOSS) FROM OPERATIONS ..........        (115,231)      (80,200)            (35,031)       35,059            (70,090)
  GAIN FROM ISSUANCE OF
    SUBSIDIARY STOCK ..........................           1,506          --                 1,506          --                1,506
  INVESTMENT INCOME ...........................             423            94 (a)             329          --                  329
  INTEREST EXPENSE ............................         (28,373)         --               (28,373)       (2,209)(c)        (26,164)
  MINORITY INTEREST ...........................          (2,355)         --                (2,355)         (137)(c)         (2,218)
                                                    -----------      --------         -----------      --------        -----------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS BEFORE INCOME
        TAXES .................................        (144,030)      (80,106)            (63,924)       32,713            (96,637)
  INCOME TAXES ................................         (19,163)       (6,756)(b)         (12,407)       14,812 (d)        (27,219)
                                                    -----------      --------         -----------      --------        -----------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS ...........................     $  (124,867)     $(73,350)        $   (51,517)     $ 17,901        $   (69,418)
                                                    ===========      ========         ===========      ========        ===========
    INCOME (LOSS) FROM CONTINUING
      OPERATIONS PER SHARE:
       BASIC ..................................     $     (1.99)                      $      (.82)                     $     (1.11)
                                                    ===========                       ===========                      ===========
       ASSUMING DILUTION ......................     $     (1.99)                      $      (.82)                     $     (1.11)
                                                    ===========                       ===========                      ===========
    WEIGHTED AVERAGE NUMBER OF
       SHARES OUTSTANDING:
       BASIC ..................................          62,738                            62,738                           62,738
                                                    ===========                       ===========                      ===========
       ASSUMING DILUTION ......................          62,738                            62,738                           62,738
                                                    ===========                       ===========                      ===========


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
                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            HISTORICAL
                                         RESULTS FOR THE        PRO FORMA          PRO FORMA          PRO FORMA          PRO FORMA
                                            YEAR ENDED       ADJUSTMENTS FOR          AS           ADJUSTMENTS FOR          AS
                                           JUNE 30, 1998      THE SALE OF LTC       ADJUSTED        THE SALE OF O&P       ADJUSTED
                                         ---------------     ----------------     -----------     -----------------      ----------
  NET REVENUES............................   $1,671,925         $634,354 (a)       $1,037,571          $251,732 (c)       $785,839
  COST OF SERVICES........................    1,317,266          459,848 (a)          857,418           186,171 (c)        671,247
                                             ----------         --------           ----------          --------           --------

        GROSS PROFIT......................      354,659          174,506              180,153            65,561            114,592

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES...............      199,293           55,291 (a)          144,002            13,468 (c)        130,534
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS..............................       21,907            3,620 (a)           18,287             4,840 (c)         13,447
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED................       20,269            2,304 (a)           17,965             6,437 (c)         11,528
  PROVISION FOR RESTRUCTURE...............       23,500           23,500 (a)             --                --                 --
                                             ----------         --------           ----------          --------           --------

       INCOME (LOSS) FROM OPERATIONS......       89,690           89,791                 (101)           40,816            (40,917)
  GAIN FROM ISSUANCE OF
    SUBSIDIARY STOCK......................       38,805             --                 38,805              --               38,805
  INVESTMENT INCOME.......................          830              236 (a)              594                29 (c)            565
  INTEREST EXPENSE........................      (28,285)            --                (28,285)           (2,961)(c)        (25,324)
  MINORITY INTEREST.......................       (1,494)            --                 (1,494)             (135)(c)         (1,359)
                                             ----------         --------           ----------          --------           --------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS BEFORE INCOME
         TAXES............................       99,546           90,027                9,519            37,749            (28,230)
  INCOME TAXES............................       41,631           30,309 (b)           11,322            15,067 (d)         (3,745)
                                             ----------         --------           ----------          --------           --------

       INCOME (LOSS) FROM CONTINUING
         OPERATIONS.......................   $   57,915         $ 59,718           $   (1,803)         $ 22,682           $(24,485)
                                             ==========         ========           ==========          ========           ========


    INCOME (LOSS) FROM CONTINUING
  OPERATIONS
      PER SHARE:
       BASIC..............................   $      .94                            $      (.03)                           $   (.40)
                                             ==========                            ===========                            ========

       ASSUMING DILUTION..................   $      .91                            $      (.03)                           $   (.39)
                                             ==========                            ===========                            ========

    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC..............................       61,742                                 61,742                              61,742
                                             ==========                            ===========                            =======

       ASSUMING DILUTION..................       63,584                                 63,584                              63,584
                                             ==========                            ===========                            =======


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
                         NOVACARE, INC. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



(a) To eliminate results of operations of the Long-term Care Services business for the entire period. The hospital contracting business, which is immaterial, previously classified in the Company's Long-term Care Services segment disclosure was not transferred as part of the sale.

(b) To reflect the adjustment to income tax expense based on Long-term Care Services' ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's income tax expense.

(c) To eliminate results of operations of the O&P business for the entire period.

(d) To reflect the adjustment to income tax expense based on O&P's ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's consolidated income tax expense.

                         NOVACARE, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                        HISTORICAL         PRO FORMA          PRO FORMA          PRO FORMA         PRO FORMA
                                          AS OF         ADJUSTMENTS FOR          AS          ADJUSTMENTS FOR          AS
                                      MARCH 31, 1999    THE SALE OF LTC       ADJUSTED       THE SALE OF O&P       ADJUSTED
                                      --------------    ---------------       --------       ---------------       --------
ASSETS
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS .....     $    23,804      $      --           $    23,804      $    (1,150)(d)     $    74,977
                                                                                                  52,323(e)
  ACCOUNTS RECEIVABLE ...........         301,369          (93,877)(b)         207,492          (66,086)(d)         141,406
  INVENTORIES ...................          45,135             --                45,135          (45,135)(d)            --
  INCOME TAX RECEIVABLE .........          27,869              (60)(b)          27,809              (67)(d)          16,192
                                                                                                (11,550)(e)
  DEFERRED INCOME TAXES .........          14,580             --                14,580             (783)(d)          13,797
  OTHER CURRENT ASSETS ..........          27,771           (4,121)(b)          23,650           (6,262)(d)          32,388
                                                                                                 15,000 (e)
  NET ASSETS OF DISCONTINUED
     OPERATIONS .................            --             82,944 (c)          82,944             --                82,944
                                      -----------      -----------         -----------      -----------         -----------
     TOTAL CURRENT ASSETS .......         440,528          (15,114)            425,414          (63,710)            361,704
PROPERTY AND EQUIPMENT, NET .....          64,541           (1,572)(b)          62,969          (13,869)(d)          49,100
EXCESS COST OF NET ASSETS
ACQUIRED, NET ...................         719,592             --               719,592         (258,033)(d)         461,559
INVESTMENTS IN JOINT VENTURES ...          15,203             --                15,203             --                15,203
OTHER ASSETS, NET ...............          49,965          (17,720)(b)          32,245           (1,752)(d)          27,568
                                                                                                 (2,925)(e)
                                      -----------      -----------         -----------      -----------         -----------
                                      $ 1,289,829      $   (34,406)        $ 1,255,423      $  (340,289)        $   915,134
                                      ===========      ===========         ===========      ===========         ===========
LIABILITIES AND SHAREHOLDERS'
EQUITY
CURRENT LIABILITIES:
  CURRENT PORTION OF FINANCING
     ARRANGEMENTS ...............     $   540,696      $    30,000(a)      $   570,696      $   (13,164)(d)     $   220,532
                                                                                               (337,000)(e)
  ACCOUNTS PAYABLE AND ACCRUED
     EXPENSES ...................         160,796          (28,653)(b)         132,143          (22,373)(d)         116,045
                                                                                                  6,275 (e)
                                      -----------      -----------         -----------      -----------         -----------
      TOTAL CURRENT LIABILITIES .         701,492            1,347             702,839         (366,262)            336,577
FINANCING ARRANGEMENTS, NET OF
   CURRENT PORTION ..............          55,267             --                55,267          (27,513)(d)          27,754
DEFERRED INCOME TAXES ...........          41,684             --                41,684           (3,478)(d)          38,206
OTHER ...........................           6,200             --                 6,200             (414)(d)           5,786
                                      -----------      -----------         -----------      -----------         -----------
      TOTAL LIABILITIES .........         804,643            1,347             805,990         (397,667)            408,323
                                      -----------      -----------         -----------      -----------         -----------
MINORITY INTEREST ...............          27,501             --                27,501              (80)(d)          27,421
COMMITMENTS AND CONTINGENCIES ...            --               --                  --               --                  --
SHAREHOLDERS' EQUITY:
  COMMON STOCK ..................             684             --                   684             --                   684
  ADDITIONAL PAID-IN CAPITAL ....         274,285             --               274,285             --               274,285
  RETAINED EARNINGS .............         225,388          (30,000)(a)         189,635           57,458 (e)         247,093
                                                            (5,753)(b)
                                      -----------      -----------         -----------      -----------         -----------
                                          500,357          (35,753)            464,604           57,458             522,062
     LESS:  COMMON STOCK IN
       TREASURY .................         (42,672)            --               (42,672)            --               (42,672)
                                      -----------      -----------         -----------      -----------         -----------
          TOTAL SHAREHOLDERS'
             EQUITY .............         457,685          (35,753)            421,932           57,458             479,390
                                      -----------      -----------         -----------      -----------         -----------
                                      $ 1,289,829      $   (34,406)        $ 1,255,423      $  (340,289)        $   915,134
                                      ===========      ===========         ===========      ===========         ===========


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
                         NOVACARE, INC. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(a) Adjustment to reflect the Company's liability and related loss as a result of the $30,000 working capital guarantee provided to the purchaser of the Long-term Care Services business. This loss will be reported in discontinued operations in the Company's June 30, 1999 financial statements and all prior periods will be restated to reflect this presentation.

(b) Adjustments to reflect the elimination of the Long-term Care Services assets and liabilities classified as Net Assets of Discontinued Operations. As a result of the sale of the Long-term Care Services business (the "Transaction") and the exit from Selected Long-term Care Services Markets (the "Selected Markets Exit"), the Company classified all of the accounts receivable, net of allowance, to which the Company was entitled, certain other assets retained by the Company and current liabilities assumed by the Company as a result of the Transaction and accounts receivable, net of allowance, and liabilities attributable to the Selected Markets Exit as Net Assets of Discontinued Operations. Assets and liabilities transferred as a result of the Transaction have been eliminated and a loss of $5,753 recorded. The aggregate loss of $35,753, $30,000 from the working capital guarantee and $5,753 from the assets and liabilities transferred, will be reported as discontinued operations in the Company's fiscal year 1999 financial statements.


         The hospital contracting business, which is immaterial, previously classified in the Company's Long-Term Care Services segment disclosure was not transferred as part of the sale.

(c)      Net Assets of Discontinued Operations consist of the following:

                                                              Selected Markets
                                                                    Exit         Transaction        Total
                                                              ----------------   -----------       --------
                        Accounts receivable, net of
                          allowances .......................       $ 41,907        $ 51,970        $ 93,877
                        Other receivables, net of allowances         17,258             462          17,720
                        Accounts payable and accrued
                          liabilities ......................        (17,027)        (11,626)        (28,653)
                                                                   --------        --------        --------
                           Net Assets of Discontinued
                             Operations ....................       $ 42,138        $ 40,806        $ 82,944
                                                                   ========        ========        ========


(d) Adjustments to reflect the elimination of the O&P assets and liabilities that were transferred to the purchaser as a result of the sale of O&P.

(e) Adjustments reflect: (i) the estimated gain of $57,458, net of estimated taxes of $11,550 and estimated transaction costs of $9,200 and (ii) estimated net proceeds from the sale of O&P of $404,323, of which $337,000 have been applied to Company's outstanding line of credit, $15,000 are assumed to be held in escrow and $52,323 have been included in cash and cash equivalents.

         The gain on the sale of O&P will be recognized as income from continuing operations in the Company's fiscal year 2000 financial statements.


                                       7
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                         NOVACARE, INC. AND SUBSIDIARIES


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      NOVACARE, INC.
                                                       (Registrant)



August 13 , 1999                            By/s/  Robert E. Healy, Jr.
                                              ---------------------------------
                                                   Robert E. Healy, Jr.,
                                                   Senior Vice President,
                                                   Finance & Administration and
                                                   Chief Financial Officer





August 13 , 1999                            By/s/  Barry E. Smith
                                             -----------------------------------
                                                   Barry E. Smith,
                                                   Vice President,
                                                   Controller and
                                                   Chief Accounting Officer


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